UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2005

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On September 20, 2005, Warp Technology Holdings, Inc. ("Warp" or the "Company") entered into a Promissory Note (the "Note") in the principal amount of Five Hundred Thousand Dollars ($500,000) payable to the order of DCI Master LDC or its affiliates. Interest accrues under the Note at the rate of ten percent (10%) per annum. The principal amount of the Note, together with accrued interest, is due and payable 90 days after the date it was entered into, December 19, 2005, unless the Note is converted into debt or equity securities of the Company in the Company’s next financing involving sales by the Company of a class of its preferred stock or convertible debt securities, or any other similar or equivalent financing transaction. The terms of such conversion have not yet been determined. A copy of the Note is attached as Exhibit 10.88 and is incorporated herein by reference. The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note.

Also on September 20, 2005, the Company issued to DCI Master LDC a Warrant to Purchase 181,818 Shares of Common Stock, par value $0.00001 per share of the Company. The Warrant was issued in connection with the Note described above under Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference. The exercise price for the Warrant Shares is $1.375, subject to adjustment as provided in the Warrant. The Warrant is exercisable until September 20, 2010. The Warrant contains an automatic exercise provision in the event that the warrant has not been exercised but the Fair Market Value of the Warrant Shares (as defined in the Warrant) is greater than the exercise price per share on the expiration date. The Warrant also contains a cashless exercise provision. The Warrant also contains a limitation on exercise which limits the number of shares of Common Stock that may be acquired by the Holder on exercise to that number of shares as will insure that, following such exercise, the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates will not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. This provision is waivable by the Holder on 60 days notice.

A copy of the Warrant is attached as Exhibit 10.89 and is incorporated herein by reference. The foregoing description of the Warrant is qualified in its entirety by reference to the full text of the Warrant.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 20, 2005, Warp Technology Holdings, Inc. ("Warp" or the "Company") entered into a Promissory Note (the "Note") in the principal amount of Five Hundred Thousand Dollars ($500,000) payable to the order of DCI Master LDC or its affiliates. Interest accrues under the Note at the rate of ten percent (10%) per annum. The principal amount of the Note, together with accrued interest, is due and payable 90 days after the date it was entered into, December 19, 2005, unless the Note is converted into debt or equity securities of the Company in the Company’s next financing involving sales by the Company of a class of its preferred stock or convertible debt securities, or any other similar or equivalent financing transaction. The terms of such conversion have not yet been determined. A copy of the Note is attached as Exhibit 10.88 and is incorporated herein by reference. The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note.

In connection with the Note, the Company issued to DCI Master LDC a Warrant to Purchase 181,818 Shares of Common Stock, par value $0.00001 per share of the Company. The terms of the Warrant are described more fully in Item 3.02 hereof.

Item 3.02 Unregistered Sales of Equity Securities.

On September 20, 2005, the Company issued to DCI Master LDC a Warrant to Purchase 181,818 Shares of Common Stock, par value $0.00001 per share of the Company. The Warrant was issued in connection with the Note described under Item 2.03 of this Current Report on Form 8-K and incorporated herein by reference. The exercise price for the Warrant Shares is $1.375, subject to adjustment as provided in the Warrant. The Warrant is exercisable until September 20, 2010. The Warrant contains an automatic exercise provision in the event that the warrant has not been exercised but the Fair Market Value of the Warrant Shares (as defined in the Warrant) is greater than the exercise price per share on the expiration date. The Warrant also contains a cashless exercise provision. The Warrant also contains a limitation on exercise which limits the number of shares of Common Stock that may be acquired by the Holder on exercise to that number of shares as will insure that, following such exercise, the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates will not exceed 9.99% of the total number of issued and outstanding shares of Common Stock. This provision is waivable by the Holder on 60 days notice.

A copy of the Warrant is attached as Exhibit 10.89 and is incorporated herein by reference. The foregoing description of the Warrant is qualified in its entirety by reference to the full text of the Warrant.

Item 9.01 Financial Statements and Exhibits.

(d) The following Exhibits are filed with this Current Report.

10.88 Promissory Note dated September 20, 2005 in the principal amount of $500,000.

10.89 Warrant, dated September 20, 2005, to Purchase 181,818 Shares of Common Stock, par value $0.00001 per share of the Company.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

September 26, 2005	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.88	Promissory Note dated September 20, 2005 in the principal amount of $500,000.
10.89	Warrant, dated September 20, 2005, to Purchase 181,818 Shares of Common Stock, par value $0.00001 per share of the Company.